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                                   EXHIBIT 21

                              LIST OF SUBSIDIARIES

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                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES



NAME OF SUBSIDIARY                          STATE OF ORGANIZATION

The Neffs National Bank                     Pennsylvania